U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 1, 2004


                            LEXINGTON RESOURCES, INC.
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)


                                    NEVADA
              ____________________________________________________
              (State or other Jurisdiction as Specified in Charter


        00-25455                                         88-0365453
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 (702) 382-5139
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 1, 2004 Lexington Resources, Inc. (the "Corporation") completed the sale (the "Offering") of an aggregate of 1,351,953 Units (the "Units") of the Corporation at a purchase price of $1.47 per Unit for gross proceeds of approximately $1,987,371. Further, the holder of two outstanding promissory notes from the Corporation in the aggregate principal amount of $500,000 exchanged the promissory notes for Units, resulting in the issuance of an additional 348,733 Units. Each Unit consists of one share of the Corporation's $0.00025 par value common stock (the "Common Stock") and one warrant to purchase a share of the Corporation's common stock at an exercise price of $1.68 (the "Warrants"). The Warrants are exercisable for a term of 180 days after a registration statement filed by the Corporation for the resale of the Common Stock and the shares of common stock underlying the Warrants has been declared effective by the Securities and Exchange Commission (the "SEC").

         C.K. Cooper & Company ("C.K. Cooper") served as the placement agent for the Offering. The total commission paid or payable to C.K. Cooper in connection with the Offering was (i) a cash payment of approximately $158,990 (which equals 8% of the total amount of capital received by the Corporation from the sale of the Units in the transaction); (ii) a cash payment equal to 5% of the capital to be received by the Corporation upon the exercise of the Warrants (provided such exercise is within an applicable exercise period); and (iii) warrants to purchase a number of shares of the Corporation's common stock equal to 4% of the aggregated gross proceeds received or to be received by the Corporation in the Offering, on terms and conditions equal to the Warrants issued to the Unit holders.

         The Units were offered and sold only to accredited investors in reliance of Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Units sold in the Offering have not been registered under the Securities Act or state securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements. The Corporation has agreed to file a registration statement with the SEC covering the resale of the Common Stock issued in the Offering and the shares of common stock issuable upon exercise of the Warrants.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release issued by Lexington Resources, Inc. Announcing the Closing of the Offering dated November 1, 2004


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                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            LEXINGTON RESOURCES, INC.



Date: November 1, 2004                      By:___________________________
                                               Grant Atkins, President and
                                               Chief Executive Officer